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                               INTELLIPHONE, INC.
                               6801 WAYZATA BLVD.
                         ST. LOUIS PARK, MINNESOTA 55426
                    PHONE (612) 544-1260   FAX (612) 544-1281




                                PROMISSORY  NOTE





$64,669.45                                   July 7, 1996



In place of our promissory note for $54,690.63 dated February 7, 1994 and accumulated interest totaling $9,978.82 Intelliphone, Inc., a Minnesota Corporation whose principal place of business is located at 6801 Wayzata Blvd., St. Louis Park, Minnesota, 55426 promises to pay to the order of William B. Topp and Normal Topp of PO Box 191558 San Juan, Puerto Rico 00919 Sixty-four Thousand Six Hundred Sixty-nine dollars and 45 cents ($64,669.45) plus interest from the above date at the rate of twelve percent (12%) per annum compounded quarterly. Note holder may draw upon the accumulating interest as needed. The entire principal amount plus the unpaid accumulated interest will be due on February 7, 1998.

In the event of a failure to make payment when due, the undersigned shall be liable for all costs of collection including reasonable attorney fees.

                              /s/ Jack Kohler
                              ---------------------
                              INTELLIPHONE, INC.
                              Jack Kohler
                              Chief Financial Officer